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                                                                                                   DISTRIBUTION DATE:      06-DEC-01
DAIMLERCHRYSLER AUTO TRUST 2001-C MONTHLY SERVICER'S CERTIFICATE (HK)                                                    PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------
      Payment Determination Statement Number                                                       3
      Distribution Date                                                                    06-Dec-01

      DATES COVERED                                                               FROM AND INCLUDING         TO AND INCLUDING
      -------------                                                               ------------------         ----------------
           Collections Period                                                              01-Nov-01                30-Nov-01
           Accrual Period                                                                  06-Nov-01                05-Dec-01
           30/360 Days                                                                            30
           Actual/360 Days                                                                        30


                                                                                  NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                 ACCOUNTS                  $ AMOUNT
      ----------------------------                                                 --------                  --------

      Pool Balance - Beginning of Period                                           101,191                   1,850,182,355.68
      Collections of Installment Principal                                                                      32,588,205.67
      Collections Attributable to Full Payoffs                                                                  14,395,756.23
      Principal Amount of Repurchases                                                                                    0.00
      Principal Amount of Gross Losses                                                                             419,808.48
                                                                                                         ---------------------

      Pool Balance - End of Period                                                 100,150                   1,802,778,585.30
                                                                                                         =====================



      POOL STATISTICS                                                                                     END OF PERIOD
      ---------------                                                                                     -------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                               1,950,128,520.05
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  92.44%

      Ending O/C Amount                                                                                        105,640,058.74
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                          106.22%

      Cumulative Net Losses                                                                                        248,482.09
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.05230%
      Cumulative Recovery Ratio                                                                                        59.27%
      60+ Days Delinquency Amount                                                                                3,856,390.72
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.10650%

      Weighted Average APR                                                                                             6.805%
      Weighted Average Remaining Term (months)                                                                          52.76
      Weighted Average Seasoning (months)                                                                                6.34
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CHRYSLER FINANCIAL                                                                               DISTRIBUTION DATE:        06-DEC-01
DaimlerChrysler Auto Trust 2001-C Monthly Servicer's Certificate (HK)                                                    PAGE 2 OF 2
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CASH SOURCES
------------
     Collections of Installment Principal          32,588,205.67
     Collections Attributable to Full Payoffs      14,395,756.23
     Principal Amount of Repurchases                        0.00           O/C RELEASE        (Prospectus pg S16)
                                                                           -----------
     Recoveries on Loss Accounts                      243,008.28           Pool Balance                            1,802,778,585.30
     Collections of Interest                       10,141,625.59           Yield Supplement O/C Amount               (25,373,566.22)
                                                                                                                   -----------------
     Investment Earnings                               71,042.30           Adjusted Pool Balance                   1,777,405,019.08
     Reserve Account                                4,641,182.50
                                                 ----------------
     TOTAL SOURCES                                 62,080,820.57           Total Securities                        1,697,138,526.56
                                                 ================                                                  -----------------

                                                                           Adjusted O/C Amount                        80,266,492.52
CASH USES
---------
     Servicer Fee                                   1,541,818.63           O/C Release Threshold                      71,096,200.76
     Note Interest                                  5,676,561.87
     Reserve Fund                                   4,641,182.50           O/C Release Period? (A1 Notes Matured)          No
     O/C Release to Seller                                  0.00
     Note Principal                                50,221,257.57           O/C Release                                         0.00
                                                 ----------------
     TOTAL CASH USES                               62,080,820.57
                                                 ================


ADMINISTRATIVE PAYMENT
----------------------
Total Principal and Interest Sources               62,080,820.57
Investment Earnings in Trust Account                  (71,042.30)
Daily Collections Remitted                        (56,300,742.58)
Cash Reserve in Trust Account                      (4,641,182.50)
Servicer Fee (withheld)                            (1,541,818.63)
O/C Release to Seller                                       0.00
                                                 ----------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT             (473,965.44)
                                                 ================
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                                        Beginning              Ending           Principal     Principal per  Interest   Interest per
                                         Balance               Balance           Payment       $1000 Face    Payment     $1000 Face
                                      -----------------   --------------------------------------------------------------------------
NOTES & CERTIFICATES
--------------------
Class A-1  296,123,000.00  @   3.50%    187,009,784.13      136,788,526.56    50,221,257.57   169.5959367     545,445.20   1.8419549
Class A-2  695,000,000.00  @   3.71%    695,000,000.00      695,000,000.00             0.00     0.0000000   2,148,708.33   3.0916667
Class A-3  353,000,000.00  @   4.21%    353,000,000.00      353,000,000.00             0.00     0.0000000   1,238,441.67   3.5083333
Class A-4  452,000,000.00  @   4.63%    452,000,000.00      452,000,000.00             0.00     0.0000000   1,743,966.67   3.8583333
Certificates                             60,350,000.00       60,350,000.00             0.00     0.0000000           0.00
                                      -----------------   ----------------------------------               --------------
    Total Securities                  1,747,359,784.13    1,697,138,526.56    50,221,257.57                 5,676,561.87
                                      =================   ==================================               ==============



   *     Class A-1 Interest is computed on an Actual/360 Basis. Days in current period     30
                                                                                         -------

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